SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 2, 2004



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


            OREGON                         ___________           93-0836824
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

        11802 S.E. Stark St.
          Portland, Oregon             97216             (503) 252-1485
(ADDRESS OF PRINCIPAL EXECUTIVE      (ZIP CODE)  (REGISTRANT'S TELEPHONE NUMBER,
            OFFICES)                                   INCLUDING AREA CODE)

Item 8.01. Other Events.

On September 2, 2004, Elmer's Restaurants, Inc. issued a press release announcing their first quarter earnings for the sixteen weeks ended July 19, 2004.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated September 2, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELMER'S RESTAURANTS, INC.

Date: September 2, 2004             By:/s/ BRUCE N. DAVIS
                                    --------------------------------------------
                                    Bruce N. Davis, President